UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2005

                             KNOCKOUT HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

              Delaware                  000-32007               13-4024018
              --------                  ---------               ----------
  (State or other jurisdiction of      (Commission            (IRS Employer
           incorporation)              File Number)          Identification No.)

        100 W. Whitehall Avenue, Northlake, IL             60164
        --------------------------------------             -----
       (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (708) 273-6900

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              David Schubauer, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

      On February 24, 2005, the Board of Directors of Knockout Holdings, Inc. (the "Company") adopted Amended and Restated By-laws of the Company. The effective date of the Amended and Restated By-laws is the date of adoption, February 24, 2005. The Amended and Restated By-laws, which are filed herewith as
Exhibit 3.1, are substantially in the form of the By-laws of the Company's wholly owned subsidiary The Knockout Group, Inc., a Delaware corporation.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

      Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

      Not applicable.

(C) EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
--------------------------------------------------------------------------------
3.1             Amended and Restated By-laws of Knockout Holdings, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KNOCKOUT HOLDINGS, INC.


Dated: February 28, 2005                By: /s/ Oscar Turner
                                            -----------------------------------
                                            Name: Oscar Turner
                                            Title: Chief Financial Officer